UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

KKR & CO. L.P.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34820

Delaware	26-0426107
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4200
New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 750-8300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported under Item 2.01 of the Current Report on Form 8-K filed by KKR & Co. L.P. (“KKR” or the “Company”) on May 5, 2014 (the “Original 8-K”), the Company completed the previously-announced acquisition of KKR Financial Holdings LLC (“KFN”) on April 30, 2014.

This Current Report on Form 8-K/A amends the Original 8-K to reflect that no historical consolidated financial statements of KFN and no related pro forma financial information, are required to be included under Item 9.01(a) and Item 9.01(b), respectively, of Form 8-K.

Item  9.01                         Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

None.

(b)  Pro forma financial information.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

KKR & CO. L.P.
By: KKR Management LLC, its general partner

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Chief Financial Officer

Date: June 13, 2014